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                                   EXHIBIT 32

                           SECTION 1350 CERTIFICATION

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Oakridge Energy, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

      The Form 10-QSB for the fiscal quarter ended August 31, 2005 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Act and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-QSB.

Date: October 17, 2005                      /s/ Sandra Pautsky
                                            ------------------------------------
                                            Sandra Pautsky,
                                               President and Principal Executive
                                               Officer of Oakridge Energy, Inc.

Date: October 17, 2005                      /s/ Carol J. Cooper
                                            ------------------------------------
                                             Carol J. Cooper,
                                               Principal Financial Officer of
                                               Oakridge Energy, Inc.